Description of Business (Details) - USD ($) $ in Thousands	1 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2022	Dec. 31, 2021
Description of Business (Details) [Line Items]
Initial public offering description	the Company closed its initial public offering of 85,714 units, each unit consisting of one ordinary share and one warrant to purchase one ordinary share of the Company, for gross proceeds of approximately $15,000 before deducting underwriting discounts and commissions and other offering-related expenses in the amount of $2,150.
Net loss		$ 25,066	$ 14,888
Accumulated deficit		(115,263)	(90,634)
G Medical Innovations Holdings Ltd. [Member]
Description of Business (Details) [Line Items]
Accumulated deficit		$ 115,263	$ 90,634